Kirby Corporation
Putting America’s Waterways to Work
NYSE: KEX
November 2006

Statements contained in this presentation with respect to the future areforward-looking statements. These statements reflect management’s reasonable judgement with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including cyclical or other downturns in demand, significant pricing competition, unanticipated additions to industry capacity, changes in the Jones Act or in U.S. maritime policy and practice, fuel costs, interest rates, weather conditions and the timing, magnitude and the number of acquisitions made by Kirby. Forward-looking statements are based on currently available information and Kirby assumes no obligation to update such statements. A list of additional risk factors can be found in Kirby’s annual report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.
Kirby reports its financial results in accordance with generally acceptedaccounting principles (GAAP). However, Kirby believes that certain Non-GAAP financial measures are useful in managing Kirby’s businesses and evaluating Kirby’s performance. This presentation contains two Non-GAAP financial measures, adjusted net earnings and EBITDA. Please see the Appendix for a reconciliation of GAAP to Non-GAAP financial measures.
Forward Looking Statement
Non-GAAP Financial Measures

Marine Transportation
86% of 2005 Revenue - $686.0 million
Largest U.S. Inland Tank Barge Operator
Diesel Engine Services
14% of 2005 Revenue - $109.7 million
Largest U.S. EMD Diesel Services Company
Kirby... Business Operations

Kirby Facts
•
Largest inland tank barge operator
•
Operates 903 barges and 242 towing  vessels
•
Sustainable competitive advantages:
–
Lowest cost due to economies of scale
–
Best positioned for growth opportunities
–
“One Stop Shop” for customers
•
70% of Kirby’s business is under contract  and 30% in the spot market
•
Successful integration of 25 marineacquisitions

17% growth
rate from
1988-2005
Revenue... Business Operations

1994-2001 adjusted to exclude goodwill amortization expense
2002 adjusted to exclude impairment charges of $12.5 million, net of taxes, or $.51 per share
See Appendix for reconciliation of GAAP to Non-GAAP earnings per share
Earnings per share have been revised to reflect 2-for-1 stock split effective May 31, 2006
14.2% growth rate from
 1994 -2005
Earnings Per Share From Continuing Operations Before Adjustments
Guidance
Earnings Per Share

Industry Facts
•
Approximately 17,800 dry cargo barges, 2,800 liquid tankbarges. Kirby is principally in the liquid cargo business.
•
No competition from foreign companies due to a U.S. lawknown as the Jones Act
•
Always a market to move product by barge on inlandwaterways
•
Equipment not subject to economic obsolescence becausedraft and lock restrictions limit the size of barges
•
Barges are mobile, carry wide range of cargoes, and service different geographic markets
•
Inland waterway system plays a vital role in the U.S.economy
•
Inland waterway system is an environmentally friendly mode of transportation

For the years 1993 through 2005
185 single hull tankbarges industry wide,
15 operated by Kirby
Number of Inland Tank Barges

Source: Informa Economics, Barge Fleet Profile, March 2006
Inland Tank Barge Fleet

17,395 on  Sep 8, 2006
Refinery Operable Capacity

KIRBY INLAND MARINE

•
Benzene
•
Styrene
•
Methanol
•
Acrylonitrile
•
Xylene
•
Caustic soda
•
Butadiene
•
Propylene
Petrochemicals – 67%
•
Residual fuel
•
No. 6 fuel oil
•
Coker feed
•
Vacuum gas
•
Asphalt
Black Oil  Products – 20%
•
Anhydrous ammonia
•
Nitrogen-
based
liquid fertilizer
•
Industrial ammonia
Agricultural Chemicals – 3%
•
Gasoline
•
Jet fuel
•
Diesel fuel
•
Naphtha
Refined Products – 10%
Largest Inland Tank Barge
Operator

Fleet Size and Diversity…
Better Asset Utilization
•
Better Asset Utilization
–
More backhaul opportunities
–
Faster barge turnarounds
–
More efficient use
of horsepower
–
Barges positioned
closer to cargos
•
Lower Incremental Costs
–
Enhanced purchasing power
–
Minimal incremental G&A from fleet additions
–
Less cleaning due to more barges with compatible prior cargos

Tank Barge Owners By Number of Tank Barges
Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated
Kirby Corporation	903	-
American Commercial Lines LLC	371	2,803
Marathon Oil Corporation	170	-
Canal Barge Company, Inc.	169	273
Ingram Barge Company	165	3,716
Florida Marine	91	-
Blessey Enterprises	86	-
American River Transportation Co	82	2,076
Higman Barge Lines, Inc.	80	-
Cenac Towing Company, Inc.	72	-
PPG Industries, Inc.	59	-
Southern Towing Company	53	-
Martin Midstream Partners	52	-
Settoon Towing, LLC	49	-
Magnolia Marine Transport Co	45	-
LeBeouf Brothers Towing Co	44	-
Olin Corporation	29	-
John W. Stone Oil	28	-
Buffalo Marine Service, Inc.	24	-
Rhodia, Inc.	20	-
ConocoPhillips Company	20	-
River City Towing Services	19	-
Houston Marine Services, Inc.	18	-
Lyondell Chemical Company	17	-
Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated
Dynegy Midstream Services	16	-
Dupont	16	-
Waxler Towing Company, Inc.	15	-
Horizon Maritime	15	-
Highland Towing	13	-
Devall Towing	12	-
Chem Carriers, Inc.	12	-
Plaquemine Towing Corp.	11	-
Golding Barge Lines, Inc.	9	-
Grifco	8	-
Westlake/GA&O Corporation	8	-
Merichem Company	7	-
Apex Towing	7	-
Republic of Texas	6	-
Hines Barge Line	6
American Milling	5	11
Mon River Towing, Inc.	4	142
Reilly Industries	4	-
Memphis Barge Lines	4	-
Barge Management, Inc.	3	-
Cytec Industries	2	-
Jantran, Inc.	1	-
Other dry cargo carriers	-	8,768
TOTAL	2,850	17,789
Informa Economics, Barge Fleet Profile, March 2006 - Adjusted
Kirby Outpaces the Competition

Revenue Distribution	Products Moved	Products	Drivers
67%	Petrochemicals and Chemicals	Benzene, Styrene, Methanol, Acrylonitrile, Xylene, Caustic Soda, Butadiene, Propylene	Housing, Consumer Goods, Autos, Clothing
20%	Black Oil Products	Residual Fuel, No. 6 Fuel Oil, Coker Feedstock, Vacuum Gas Oil, Asphalt	Road Construction, Feed Stock for Refineries and Fuel for Power Plants and Ships
10%	Refined Products	Gasoline, Jet Fuel, Diesel Fuel, Naphtha	Vehicle Usage, Air Travel, Weather
3%	Agricultural Chemicals	Anhydrous Ammonia, Nitrogen- based Liquid Fertilizer, Industrial Ammonia	Corn, Cotton and Wheat Production

End Uses of Products…
Demand Drivers

Kirby Engine Systems

Markets
•
Medium-Speed
–
Electro-Motive Diesel (EMD)
–
Alco
–
Ingersoll-Rand
•
High-Speed
–
Caterpillar
–
Cummins
–
Detroit Diesel
–
John Deere
•
Transmissions/Reduction Gears
–
Allison
–
Falk
–
Twin-Disc
Engines and
Transmissions/Reduction Gears
Diesel Engine Services
Medium-Speed and High-Speed Diesel Engines
•
Marine
–
Inland Waterway Carriers – Dry and Liquid
–
Offshore Towing – Dry and Liquid
–
Offshore Drilling Rigs & Supply Boats
–
Harbor Towing
–
Dredging
–
Great Lakes Ore Carriers
•
Power Generation, Nuclear and Industrial
–
Standby Power Generation
–
Pumping Stations
–
Industrial Reduction Gears
–
Land Drilling Rigs – Expansion Opportunity
•
Railroad
–
Passenger (Transit Systems)
–
Class II
–
Shortline and Industrial

Acquisitions
1987	National Marine
1991	Ewing Diesel
1995	Percle Enterprises
1996	MKW Power Systems
1997	Crowley (Power Assembly Shop)
2000	West Kentucky Machine Shop
2000	Powerway
2004	Walker Paducah Corp.
2005	TECO (Diesel Services Division)
2006	Global Power Holding Company
2006	Marine Engine Specialists
Internal Growth
1989	Midwest
1992	Seattle
1993	Shortline & Industrial Rails
2000	Cooper Nuclear
2001	Transit & Class II Rails
Acquisitions and Internal
Growth

Market Conditions

•
Record revenues, net earnings, earnings per share and EBITDA
•
Petrochemical, black oil and refined products markets remained strong
•
Favorable weather conditions positively impacted financial results, with delay days down 29% when compared with 2005 first nine months
•
Contract rates up 6% to 8%. Spot market rates higher than contract and up over 25% compared with 2005 first nine months
•
Diesel engine services – accretive earnings from Global and Marine Engine Specialist acquisitions, as well as continued strong service and direct parts sales in the majority of its markets
Market Conditions
2006 First Nine Months

•
2006 fourth quarter earnings per share guidance of $.40 to $.45, compared with $.38 for 2005 fourth quarter
•
Guidance based on:
•
Marine transportation operating fundamentals remain strong
•
Diesel engine services operating fundamentals remain strong
•
2006 year earnings per share guidance of $1.74 to $1.79, compared with $1.33 for 2005
2006 Fourth Quarter and Year
Outlook

Financial Highlights

For First Nine Months Ended
September 30, 2006

Operating Margins

* Excluding acquisitions
$28
Expansion Barges
$138
Cash Flows

34.3%
57.3%
Debt / Capitalization

Balance Sheet

•
Investment grade public debt
–
Standard & Poor’s – BBB+
–
Moody’s – Baa3
•
8-year unsecured Private Placement due 2013
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$200 million outstanding
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Floating rate of LIBOR +0.5%
–
No required principal payments until maturity
•
$250 Million Revolving Credit Facility
–
Accordion feature allows maximum amount to increase to $325
million without amendment
•
Protection against interest rate increases
–
$150 million of interest rate swaps
Financial Strength

Why Invest In Kirby?

•
Consistent long-term record of success in our two core businesses
•
Excellent business fundamentals
•
Strong free cash flow for growth
•
Internal and external growth opportunities in core businesses
•
Strong operating leverage with every 1% increase in marine transportation segment margin adds $.08 per share to earnings; for diesel segment, adds $.02 per share to earnings
•
Fleet expansions will improve asset utilization, operating efficiencies and reduce costs
Why Invest in Kirby?

Thank You  For Listening to Our Story
Kirby Corporation
Putting America’s
Waterways to Work